PROSPECTUS SUPPLEMENT  August 14, 2000*

AXP Discovery Fund (Sept. 29, 1999 revised as of June 26, 2000)
S-6457-99 R (6/00)

The "INVESTMENT STRATEGY" section on 3p is revised as follows:

The Fund's assets are primarily  invested in common stocks of  small-sized  U.S.
companies.   Many  are  in  businesses  involving  technological  innovation  or experiencing rapidly improving productivity.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Identifying small-companies that AEFC believes have above-average long-term growth potential based on:

   -- effective management,

   -- financial strength,

   -- technological advantage,

   -- improving productivity, and

   -- competitive market position.

o Considering opportunities and risks given overall market conditions and industry outlook.

o Identifying investments that contribute to the portfolio diversification of the Fund, including both the number of issues and the types of securities held in the portfolio.

AEFC will normally consider selling a security if:

   -- the security is overvalued relative to other potential investments,

   -- the security has reached AEFC's price objective or growth expectations,

   -- political, economic, or other events could affect the company's performance,

   -- AEFC wishes to minimize potential losses (i.e., in a market downturn), and

   -- AEFC identifies a more attractive opportunity.

(The last three paragraphs of the section on page 4p were not modified.)


S-6457-11 A (8/00)

*Valid until next prospectus update
 Destroy Sept. 29, 2000